                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)  May 14, 1996
                                                       -------------------------


                                 IKOS Systems, Inc.
- --------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         Delaware                      0-18623                   77-0100318
- --------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)            Identification No.)


  19050 Pruneridge Avenue, Cupertino, California                    95014
- --------------------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip Code)


     Registrant's telephone number, including area code   (408) 255-4567
                                                          ----------------------



- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



           This Current Report, including exhibits, contains 5 pages.
                    The Exhibit Index is located on page 4.

ITEM 2.  ACQUISITION OF DISPOSITION OF ASSETS.

     IKOS Systems, Inc., a Delaware Corporation ("IKOS" or the "Company"), VMW Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), and Virtual Machine Works, Inc., a Delaware corporation ("VMW") have entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated May 14, 1996, whereby Sub was merged with and into VMW and VMW became a wholly-owned subsidiary of the Company (the "Merger"). Subject to the terms and conditions of the Reorganization Agreement at the effective time of the Merger, all outstanding capital stock and capital stock subject to stock options of VMW was converted into the right to receive an aggregate of approximately $10.0 million in cash and approximately 200,000 shares of IKOS common stock and IKOS common stock subject to options. The Merger was consummated on May 23, 1996.

     A copy of the Reorganization Agreement is incorporated by reference to
Exhibit 2.1 of the Company's Registration Statement on Form S-3 filed May 24,
- -----------
1996.

     A copy of the press release announcing the consummation of the Merger is attached as Exhibit 99.1 and is incorporated herein by reference.
            ------------

ITEM 7.  EXHIBITS.

     (a) Financial statements of business acquired.

               The financial statements of VMW are incorporated by reference to the Company's Registration Statement on form S-3 filed May 24, 1996.

     (b) Pro forma financial information.

               The pro forma financial information required by this item is incorporated by reference to the Company's Registration Statement on Form S-3 filed May 24, 1996.

     (c) Exhibits.

 Exhibit No.                         Description
 -----------                         -----------
     2.1         Agreement and Plan of Reorganization, dated May
                 14, 1996, among the Company, Sub and VMW
                 (incorporated by reference to Exhibit 2.1 to the
                                               -----------
                 Company's Registration Statement on Form S-3 filed
                 May 24, 1996.)

     99.1 Press Release dated May 28, 1996 regarding the consummation of the Merger.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    IKOS Systems, Inc.




Date:  May 28, 1996                 By: /s/ Joseph W. Rockom
                                        -------------------------------------
                                        Joseph W. Rockom
                                        Vice President of Finance and
                                        Administration and Chief Finance
                                        Officer and Secretary

                                 EXHIBIT INDEX

                                                                     Sequentially
 Exhibit No.                    Description                          Numbered Page
 -----------                    ------------                         -------------
     2.1         Agreement and Plan of Reorganization dated
                 May 14, 1996, among the Company, Sub and
                 VMW (incorporated by reference to Exhibit 2.1 to
                                                   -----------
                 the Company's Registration Statement on Form S-3
                 filed May 24, 1996).

     99.1        Press Release dated May 28, 1996 regarding the             5
                 consummation of the Merger.
